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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) October 24, 2006

                            CALGON CARBON CORPORATION
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             (Exact name of registrant as specified in its charter)

            Delaware                    1-10776                25-0530110
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  (State or other jurisdiction        (Commission             (IRS Employer
       of incorporation)              File Number)         Identification No.)

       P.O. Box 717, Pittsburgh, PA 15230-0717                15230-0717
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       (Address of principal executive offices)               (Zip Code)

        Registrant's telephone number, including area code (412) 787-6700


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.02(a) Non-Reliance on Previously Issued Financial Statements or a Related
Report or Completed Interim Review

On October 24, 2006, management and the Audit Committee of the Board of Directors of Calgon Carbon Corporation (the "Company") determined that the Unaudited Condensed Financial Statements for the fiscal quarter ended June 30, 2006 that have been included in the Company's Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on August 9, 2006 contained errors and should no longer be relied upon. Further, on October 30, 2006, management and the Audit Committee also determined that the Unaudited Condensed Financial Statements for the fiscal quarter ended March 31, 2006 that have been included in the Company's Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on May 10, 2006 contained errors and should no longer be relied upon. The Company's management and Audit Committee discussed these conclusions with the Company's independent registered accounting firm, Deloitte & Touche LLP.

The Company believes that the errors were made in the calculation of the Company's tax provision. The total impact to the previously issued results has not been definitively determined at this point, but it is expected to reduce net income for the three months ended March 31, 2006 and for the three and six months ended June 30, 2006. The Company's income before income taxes, equity income and minority interest are not expected to have been affected for the periods.

The Company intends to file amendments to the Company's Forms 10-Q for the fiscal quarters ended March 31, 2006 and June 30, 2006 to reflect the restated financial information for such periods as soon as practicable.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     CALGON CARBON CORPORATION
                                                     (Registrant)
Date: October 30, 2006

                                                     By /s/ Leroy M. Ball
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                                                        Leroy M. Ball
                                                        Chief Financial Officer